UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 15, 2021, at which the following matters were submitted to a vote of the stockholders. For more information on the following proposals, see the Proxy Statement.

Proposal No. 1. To elect nine directors of the Company to serve until the 2022 annual meeting of stockholders.

In accordance with the results below, the following individuals were re-elected as directors of the Company and received the number of votes set opposite their respective names.

Director	Votes For	Votes Withheld	Broker Non-Votes
Rodney C. Sacks	446,922,803	22,705,551	9,497,302
Hilton H. Schlosberg	461,542,832	8,085,522	9,497,302
Mark J. Hall	450,881,322	18,747,032	9,497,302
James L. Dinkins	468,023,505	1,604,849	9,497,302
Gary P. Fayard	447,845,646	21,782,708	9,497,302
Jeanne P. Jackson	465,684,301	3,944,053	9,497,302
Steven G. Pizula	462,723,441	6,904,913	9,497,302
Benjamin M. Polk	366,642,813	102,985,541	9,497,302
Mark S. Vidergauz	404,667,277	64,961,077	9,497,302

Proposal No. 2. To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

In accordance with the results below, the appointment of Deloitte & Touche LLP was ratified and approved.

Votes For	Votes Against	Abstentions
460,529,707	18,473,954	121,995

Proposal No. 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In accordance with the results below, the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
452,338,220	16,896,536	393,598	9,497,302

Proposal No. 4. To consider the stockholder proposal regarding a by-law amendment for an annual vote and report on climate change.

In accordance with the results below, the stockholder proposal regarding a by-law amendment for an annual vote and report on climate change was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,400,016	432,685,022	4,543,316	9,497,302

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: June 17, 2021	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg
Co-Chief Executive Officer